May 18, 2022

# Annual Meeting of Shareholders

Salisbury Bancorp, Inc.

## Forward Looking Statements

This presentation contains certain statements that may be considered "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results, performance or achievements of Salisbury may differ materially from those discussed in these forward-looking statements. We refer you to the documents Salisbury files from time to time with the Securities and Exchange Commission, especially the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. You should carefully review all of these factors, and you should be aware that there may be other factors that could cause these differences. These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Salisbury assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

## Unaudited data

All of the financial data presented herein is unaudited.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results.

# Welcome

- David B. Farrell, Chairman

  Salisbury Bancorp, Inc.

# Board of Directors

- George E. Banta
- Arthur J. Bassin
- Rick Cantele
- Paul S. Hoffner
- Holly J. Nelson
- Neila B. Radin
- Grace E. Schalkwyk

# Board Retirement

## Nancy F. Humphreys



- SAL Director since 2001
- Recent Committees:
  - ALCO Investment (Chair)
  - Audit
  - Compliance Risk Management
  - Loan

# Business of the Meeting

1. Election of one (1) Director for a three (3) year term and election of one (1) Director for a one (1) year term to join those continuing Directors whose terms do not expire at this meeting
2. Certificate of Amendment Proposal
3. Ratification of the Appointment of Independent Auditors
4. Non-binding advisory vote on the compensation of the Named Executive Officers

# 1. Election of Directors

For a term expiring in 2025

- Neila B. Radin

For a term expiring in 2023

- David B. Farrell

# 2. Certificate of Amendment Proposal

- Approval of the amendment to Salisbury Bancorp, Inc.'s Certificate of Incorporation to increase authorized common stock from 5,000,000 shares to 10,000,000 shares (referred to as the "Certificate of Amendment Proposal").

# 3. Ratification of the Appointment of Independent Auditors

- Baker Newman & Noyes, P.A., LLC

# 4. Non-binding Advisory Vote on the Compensation of the Named Executive Officers

- To approve, on a non-binding advisory basis, the compensation of the Named Executive Officers.

# Polls Closed

- Tabulation of Votes

# Outline

- Company Profile
- 2021 Results
- Q1 2022 Results
- 2022 Initiatives

# Corporate Overview

- Full service community banking institution offering consumer and business banking products and services as well as trust and wealth advisory services with roots dating back to 1848
- Operating footprint includes 14 banking locations in Litchfield County, CT; Berkshire County, MA; and Dutchess County, Orange County, and Ulster County, NY ("Operating Counties")
- Franchise extends to within 50 miles of New York City

## Key Statistics

| (as of March 31, 2022) | |
|---|---|
| Total Assets ($000) | 1,465,082 |
| Net Loans ($000) | 1,066,216 |
| Total Deposits ($000) | 1,290,474 |
| Total Shareholder's Equity ($000) | 130,066 |
| Tangible Book Value per Common Share ($) | 40.20 |
| Wealth Assets Under Administration ($000) | 1,049,240 |
| Net Income – ($000) | 3,568 |
| FTEs | 180 |
| Gross Loans / Deposits (%) | 83.6 |
| ALLL / Gross Loans, ex PPP (%) | 1.21 |
| Total Risk-Based Capital Ratio (%) | 13.98 |
| Tier One Capital Ratio (%) | 12.80 |

## Branch Footprint


MA
BERKSHIRE
Great Barrington
South Egremont
Sheffield
Canaan
Salisbury
Lakeville
Sharon
NY
Millerton
DUTCHESS
CT
LITCHFIELD
Dover Plains
ULSTER
New Paltz
Poughkeepsie
Red Oaks Mill
Fishkill
ORANGE
Newburgh

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

# 2021 Performance Overview

| | |
|---|---|
| Record Financial Performance | Third consecutive year of record financial results and more than twenty years of dividend payments. We continue to prudently invest for future growth. |
| Robust Deposit Growth | Deposit balances increased $207 million or 18% in 2021 and the cost of deposits was 0.24%. Excess liquidity was actively deployed into loans and investments to drive earnings. |
| Robust Loan Growth | Residential mortgage and home equity loan balances increased $43 million, or 10%, in 2021. Salisbury also processed $48 million of Paycheck Protection Program (PPP) loans. Excluding PPP loans, commercial loans increased $51 million, or 5%, in 2021. |
| Strong Credit Quality | Maintained conservative underwriting standards and actively monitored and managed credit quality. Credit quality continued to improve in 2021. |
| Disciplined Capital Management | A share repurchase program was approved by the Board. The Board also approved, subject to shareholder approval of an amendment to increase Salisbury's authorized shares, a two-for-one forward split of the Company's common stock. |

# 2021 Employee Awards



**Employee of the Year**
**Gary Cope**
Information Technology Specialist



**Rookie of the Year**
**Brian Leger**
Vice President, Loan Servicing Manager



**President's Award**
**Betsy Summerville**
Executive Vice President, Chief Retail and Loan Operations Officer



**Volunteer of the Year**
**Natalie Allyn**
Risk Management Specialist

# Deposits and Loans

## Deposits


$ Millions
CAGR 9%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$927
$920
$1,129
$1,336
$1,290
2018
2019
2020
2021
1Q 2022

## Loans


$ Millions
CAGR 4%
$1,200
$1,100
$1,000
$900
$800
$917
$936
$1,041
$85
$1,080
$25
$1,079
$13
2018
2019
2020
2021
1Q 2022

# Tier 1 Capital


16%
14%
12%
10%
8%
6%
4%
11.2%
11.8%
12.3%
12.9%
12.8%
2018
2019
2020
2021
1Q 2022
Bank
Well Capitalized

# Wealth Advisory


Assets Under Administration
Discretionary
Non-Discretionary
CAGR 13%
Millions
$1,250
$1,000
$750
$500
$250
$0
$648.0
$249.7
$398.3
$777.5
$278.8
$498.7
$944.3
$389.4
$555.0
$1,083.2
$425.4
$657.8
$1,049.2
$423.9
$625.3
2018
2019
2020
2021
1Q 2022


Gross Revenues
CAGR 8%
Thousands
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$3,700
$3,995
$4,194
$4,970
$4,962
2018
2019
2020
2021
1Q 2022
Annualized

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

# Key Performance Metrics

## Net Interest Margin


NIM ex PPP
3.4%
3.2%
3.0%
2.8%
3.35%
3.27%
3.28%
3.01%
2.95%
2.87%
2.86%
2018
2019
2020
2021
1Q 2022

## Efficiency Ratio


70%
65%
60%
55%
69.1%
64.1%
59.4%
60.1%
63.4%
2018
2019
2020
2021
1Q 2022

## Return on Average Equity


14%
12%
10%
8%
6%
4%
8.84%
10.22%
9.96%
12.56%
10.65%
2018
2019
2020
2021
1Q 2022

## Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.83%
1.00%
0.96%
1.15%
0.97%
2018
2019
2020
2021
1Q 2022

# Credit Quality

## Allowance / NPAs


475.0%
425.0%
375.0%
325.0%
275.0%
225.0%
175.0%
125.0%
75.0%
94.1%
226.0%
243.5%
308.7%
467.3%
2018
2019
2020
2021
1Q 2022

## NPAs / Assets


1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.74%
0.35%
0.44%
0.27%
0.19%
2018
2019
2020
2021
1Q 2022

## NCOs / Average Loans


0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.08%
0.06%
0.02%
0.01%
0.04%
2018
2019
2020
2021
1Q 2022

## Loan Loss Reserves / Gross Loans


1.55%
1.45%
1.35%
1.25%
1.15%
1.05%
0.95%
0.85%
0.75%
0.85%
0.95%
1.44%
1.23%
1.21%
2018
2019
2020
2021
1Q 2022

Source: S&P Global and Company SEC filings.

# Shareholder Value

## Tangible Book Value


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$31.45
$34.98
$38.78
$42.76
$40.20
2018
2019
2020
2021
1Q 2022

## Earnings Per Share


$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.15
$3.95
$4.21
$5.77
$2.43
$3.09
$3.49
$4.18
$0.72
$0.86
$0.72
$1.59
$1.24
2018
2019
2020
2021
1Q 2022
1Q
Remainder of Year

Salisbury Bancorp, Inc.

BECAUSE WHERE YOU BANK MATTERS

# Relative Stock Price Performance



SAL-Share Price (Monthly)(%)
S&P 500-Index Value (Monthly)(%)
S&P United States BMI Banks Index-Index Value (Monthly)(%)
80.00%
60.00%
40.00%
20.00%
0.00%
(20.00%)
(40.00%)
3/29/2019
6/28/2019
9/30/2019
12/31/2019
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
12/31/2021
3/31/2022

## Return to Shareholders:

- 20 + years of dividend payments
- 1Q 2022 dividend payout ratio of 26%
- Quarterly dividend increased to $0.32 per common share in January 2022
- Renewed a share repurchase program
- Subject to shareholder approval, Board plans to effect 2-for-1 forward stock split [1]

[1] Shareholder approval is required to amend Salisbury's Certificate of Incorporation to increase the number of authorized shares outstanding.

Source: S&P Global and Company data.

# First Quarter 2022 Highlights

Basic EPS
$1.24

ROAA
0.97%

Efficiency Ratio
63.4%

NIM ex PPP
2.86%
Tax equivalent basis.

- Asset-sensitive balance sheet is well-positioned for rising rates.
- Loan-to-deposit ratio of 83.6% provides a cost-effective funding base for future loan growth.
- At March 31, 2022, no loan payments were deferred due to COVID-19; credit quality trends remain favorable.
- Approximately $3.8 million of non-performing and under-performing loans were sold during the quarter as part of the Bank's proactive approach to managing credit risk.
- PPP loan balances were $13.7 million at March 31, 2022. Net PPP fee income of $0.4 million was recorded in 1Q 2022. Net unrecognized fee income is approximately $0.3 million.
- Investing in future growth: New commercial and residential lenders are focused on expanding market coverage. Salisbury is actively evaluating digital opportunities to drive growth and efficiency.
- Tangible book value declined during 1Q 2022 due to unrealized losses in the investment portfolio, resulting from the sharp increase in market interest rates during the quarter.

Source: Company SEC filings.

# 2022 Strategic and Tactical Objectives

- Evaluate strategic investments to position SAL for growth
- Drive Profitable growth across key lines of business
- Deepen penetration of existing markets and evaluate new markets
- Leverage digital technology to improve the "customer experience"
- Establish new client relationships

# Questions

May 18, 2022

# Annual Meeting of Shareholders

Salisbury Bancorp, Inc.